                                                                EXHIBIT 17 (b)

                                    Officers
                              Van Kampen Funds Inc.



NAME                                       OFFICE                         LOCATION
----                                       ------                         --------
Don G. Powell                Chairman                                 Houston, TX

Richard F. Powers, III       Chief Executive Officer                  Oakbrook Terrace, IL
John H. Zimmerman            President                                Oakbrook Terrace, IL
Douglas B. Gehrman           Executive Vice President                 Houston, TX
Ronald A. Nyberg             Executive Vice President, General        Oakbrook Terrace, IL
                             Counsel & Assistant Secretary
William R. Rybak             Executive Vice President & Chief         Oakbrook Terrace, IL
                             Financial Officer
Paul R. Wolkenberg           Executive Vice President                 Houston, TX

Laurence J. Althoff          Sr. Vice President & Controller          Oakbrook Terrace, IL
John E. Doyle                Sr. Vice President                       Oakbrook Terrace, IL
Gary R. DeMoss               Sr. Vice President                       Oakbrook Terrace, IL
Richard G. Gold              Sr. Vice President                       Annapolis, MD
Scott E. Martin              Sr. Vice President, Deputy General       Oakbrook Terrace, IL
                             Counsel & Secretary
Mark T. McGannon             Sr. Vice President                       Oakbrook Terrace, IL
Charles G. Millington        Sr. Vice President & Treasurer           Oakbrook Terrace, IL
Walter E. Rein               Sr. Vice President                       Oakbrook Terrace, IL
Colette M. Saucedo           Sr. Vice President                       Houston, TX
Frederick Shepherd           Sr. Vice President                       Houston, TX
Steven P. Sorenson           Sr. Vice President                       Oakbrook Terrace, IL
Michael L. Stallard          Sr. Vice President                       Oakbrook Terrace, IL
Robert S. West               Sr. Vice President                       Oakbrook Terrace, IL
Edward C. Wood               Sr. Vice President and                   Oakbrook Terrace, IL
                             Chief Operating Officer

Glenn M. Cackovic            1st Vice President                       Laguna Nigel, CA
Eric J. Hargens              1st Vice President                       Orlando, FL
David B. Hogaboom            1st Vice President                       Oakbrook Terrace, IL
Dominic C. Martellaro        1st Vice President                       Danville, CA
Carl Mayfield                1st Vice President                       Oakbrook Terrace, IL
Mark R. McClure              1st Vice President                       Oakbrook Terrace, IL
James J. Ryan                1st Vice President                       Oakbrook Terrace, IL
George J. Vogel              1st Vice President                       Oakbrook Terrace, IL
Patrick J. Woelfel           1st Vice President                       Oakbrook Terrace, IL

Robert J. Abreu              Vice President                           New York, NY
James K. Ambrosio            Vice President                           Massapequa, NY
Brian P. Arcara              Vice President                           Buffalo, NY
Sheldon Barker               Vice President                           Moon, PA
Patricia A. Bettlach         Vice President                           Chesterfield, MO
Carol S. Biegel              Vice President                           Oakbrook Terrace, IL
Christopher M. Bisaillon     Vice President                           Oakbrook Terrace, IL
Michael P. Boos              Vice President                           Oakbrook Terrace, IL
James J. Boyne               Vice President, Associate General        Oakbrook Terrace, IL
                             Counsel & Assistant Secretary
Robert C. Brooks             Vice President                           Oakbrook Terrace, IL
William F. Burke, Jr.        Vice President                           Mendham, NJ
Loren Burket                 Vice President                           Plymouth, MN
Christine Cleary Byrum       Vice President                           Tampa, FL
Joseph N. Caggiano           Vice President                           New York, NY

Daniel R. Chambers           Vice President                           Austin, TX
Richard J. Charlino          Vice President                           Houston, TX
Deanna Margaret Chiaro       Vice President                           Oakbrook Terrace, IL
Scott A. Chriske             Vice President                           Plano, TX
German Clavijo               Vice President                           Atlanta, GA
Eleanor M. Cloud             Vice President                           Oakbrook Terrace, IL
Dominick Cogliandro          Vice President & Asst. Treasurer         New York, NY
Michael Colston              Vice President                           Louisville, KY
Suzanne Cummings             Vice President                           Oakbrook Terrace, IL
Nicholas Dalmaso             Vice President, Associate                Oakbrook Terrace, IL
                             General Counsel & Asst. Secretary
Tracey M. DeLusant           Vice President                           New York, NY
Michael E. Eccleston         Vice President                           Oakbrook Terrace, IL
Jonathan Eckard              Vice President                           Tampa, FL
Huey P. Falgout, Jr.         Vice President, Assistant                Houston, TX
                             Secretary and Senior Attorney
Charles Edward Fisher        Vice President                           Naperville, IL
William J. Fow               Vice President                           Redding, CT
Nicholas J. Foxhoven         Vice President                           Englewood, CO
Charles Friday               Vice President                           Gibsonia, PA
Timothy D. Griffith          Vice President                           Kirkland, WA
Kyle D. Haas                 Vice President                           Oakbrook Terrace, IL
Daniel Hamilton              Vice President                           Austin, TX
John G. Hansen               Vice President                           Oakbrook Terrace, IL
Joseph Hays                  Vice President                           Cherry Hill, NJ
Daniel M. Hazard             Vice President                           Huntington Beach, CA
Gregory Heffington           Vice President                           Ft. Collins, CO
Susan J. Hill                Vice President and Senior Attorney       Oakbrook Terrace, IL
Thomas R. Hindelang          Vice President                           Gilbert, AZ
Bryn M. Hoggard              Vice President                           Houston, TX
Robert S. Hunt               Vice President                           Phoenix, MD
Lowell Jackson               Vice President                           Norcross, GA
Kevin G. Jajuga              Vice President                           Baltimore, MD
Jeffrey S. Kinney            Vice President                           Overland Park, KS
Dana R. Klein                Vice President                           Oakbrook Terrace, IL
Frederick Kohly              Vice President                           Miami, FL
David R. Kowalski            Vice President & Director                Oakbrook Terrace, IL
                             of Compliance
Richard D. Kozlowski         Vice President                           Atlanta, GA
Bradford N. Langs            Vice President                           Oakbrook Terrace, IL
Patricia D. Lathrop          Vice President                           Tampa, FL
Brian Laux                   Vice President                           Staten Island, NY
Tony E. Leal                 Vice President                           Daphne, AL
S. William Lehew III         Vice President                           Charlotte, NC
Eric Levinson                Vice President                           San Francisco, CA
Jonathan Linstra             Vice President                           Oakbrook Terrace, IL
Richard M. Lundgren          Vice President                           Oakbrook Terrace, IL
Walter Lynn                  Vice President                           Flower Mound, TX
Kevin S. Marsh               Vice President                           Bellevue, WA
Linda S. MacAyeal            Vice President and Senior Attorney       Oakbrook Terrace, IL
Brooks D. McCartney          Vice President                           Puyallup, WA
Anne Therese McGrath         Vice President                           Los Gatos, CA
Maura A. McGrath             Vice President                           New York, NY
John Mills                   Vice President                           Kenner, LA

Ted Morrow                   Vice President                           Dallas, TX
Robert Muller, Jr.           Vice President                           Cypress, TX
Peter Nicholas               Vice President                           Beverly, MA
Michael D. Ossmen            Vice President                           Oakbrook Terrace, IL
Todd W. Page                 Vice President                           Oakbrook Terrace, IL
Gregory S. Parker            Vice President                           Houston, TX
Christopher Petrungaro       Vice President                           Oakbrook Terrace, IL
Anthony Piazza               Vice President                           Old Bridge, NJ
Ronald E. Pratt              Vice President                           Marietta, GA
Craig S. Prichard            Vice President                           Fairlawn, OH
Daniel D. Reams              Vice President                           Royal Oak, MI
Michael W. Rohr              Vice President                           Oakbrook Terrace, IL
Jeffrey L. Rose              Vice President                           Houston, TX
Suzette N. Rothberg          Vice President                           Plymouth, MN
Jeffrey Rourke               Vice President                           Oakbrook Terrace, IL
Thomas Rowley                Vice President                           St. Louis, MO
Heather R. Sabo              Vice President                           Richmond, VA
Stephanie Scarlata           Vice President                           Bedford Corners, NY
Andrew J. Scherer            Vice President                           Oakbrook Terrace, IL
Ronald J. Schuster           Vice President                           Tampa, FL
Gwen L. Shaneyfelt           Vice President                           Oakbrook Terrace, IL
Jeffrey C. Shirk             Vice President                           Swampscott, MA
Traci T. Sorensen            Vice President                           Oakbrook Terrace, IL
Kimberly M. Spangler         Vice President                           Fairfax, VA
Darren D. Stabler            Vice President                           Phoenix, AZ
Christopher J. Staniforth    Vice President                           Leawood, KS
Gary R. Steele               Vice President                           Philadelphia, PA
Richard Stefanec             Vice President                           Los Angeles, CA
James D. Stevens             Vice President                           North Andover, MA
William C. Strafford         Vice President                           Granger, IN
Mark A. Syswerda             Vice President                           Oakbrook Terrace, IL
David A. Tabone              Vice President                           Scottsdale, AZ
James C. Taylor              Vice President                           Naperville, IL
John F. Tierney              Vice President                           Oakbrook Terrace, IL
Curtis L. Ulvestad           Vice President                           Red Wing, MN
Todd Volkman                 Vice President                           Austin, TX
Daniel B. Waldron            Vice President                           Oakbrook Terrace, IL
Jeff Warland                 Vice President                           Oakbrook Terrace, IL
Weston B. Wetherell          Vice President, Assoc. General           Oakbrook Terrace, IL
                             Counsel & Asst. Secretary
Harold Whitworth, III        Vice President                           Oakbrook Terrace, IL
Thomas M. Wilson             Vice President                           Oakbrook Terrace, IL
Barbara A. Withers           Vice President                           Oakbrook Terrace, IL
David M. Wynn                Vice President                           Phoenix, AZ
James R. Yount               Vice President                           Mercer Island, WA
Patrick M. Zacchea           Vice President                           Oakbrook Terrace, IL

Scott F. Becker              Asst. Vice President                     Oakbrook Terrace, IL
Brian E. Binder              Asst. Vice President                     Oakbrook Terrace, IL
Joan E. Blackwood            Asst. Vice President                     Oakbrook Terrace, IL
Billie J. Bronaugh           Asst. Vice President                     Houston, TX
Gregory T. Brunk             Asst. Vice President                     Oakbrook Terrace, IL
Gina Costello                Asst. Vice President & Asst. Secretary   Oakbrook Terrace, IL
Sarah K. Gieser              Asst. Vice President                     Oakbrook Terrace, IL
Walter C. Gray               Asst. Vice President                     Houston, TX
Valri G. Hamilton            Asst. Vice President                     Houston, TX
Laurie L. Jones              Asst. Vice President                     Houston, TX

Robin R. Jordan              Asst. Vice President                     Oakbrook Terrace, IL
Ivan R. Lowe                 Asst. Vice President                     Houston, TX
Pamela D. Meyer              Asst. Vice President                     Phoenix, AZ
Stuart R. Moehlman           Asst. Vice President                     Houston, TX
Cathy Napoli                 Asst. Vice President                     Oakbrook Terrace, IL
Steven R. Norvid             Asst. Vice President                     Oakbrook Terrace, IL
Vincent M. Pellegrini        Asst. Vice President                     Oakbrook Terrace, IL
Christine K. Putong          Asst. Vice President & Asst. Secretary   Oakbrook Terrace, IL
David P. Robbins             Asst. Vice President                     Oakbrook Terrace, IL
Regina Rosen                 Asst. Vice President                     Oakbrook Terrace, IL
Pamela S. Salley             Asst. Vice President                     Houston, TX
Vanessa M. Sanchez           Asst. Vice President                     Oakbrook Terrace, IL
Thomas J. Sauerborn          Asst. Vice President                     New York, NY
Bruce Saxon                  Asst. Vice President                     Oakbrook Terrace, IL
David T. Saylor              Asst. Vice President                     Oakbrook Terrace, IL
Christina L. Schmieder       Asst. Vice President                     Oakbrook Terrace, IL
Lauren B. Sinai              Asst. Vice President                     Oakbrook Terrace, IL
Kristen L. Transier          Asst. Vice President                     Houston, TX
David H. Villarreal          Asst. Vice President                     Oakbrook Terrace, IL
Sharon M. C. Wells           Asst. Vice President                     Oakbrook Terrace, IL

Elizabeth M. Brown           Officer                                  Houston, TX
John Browning                Officer                                  Oakbrook Terrace, IL
Leticia George               Officer                                  Houston, TX
William D. McLaughlin        Officer                                  Houston, TX
Rebecca Newman               Officer                                  Houston, TX
Theresa M. Renn              Officer                                  Oakbrook Terrace, IL
Larry Vickrey                Officer                                  Houston, TX
John Yovanovic               Officer                                  Houston, TX

                                   DIRECTORS

                             VAN KAMPEN FUNDS INC.



NAME                      OFFICE                        LOCATION
---------------------     ------------------------      ----------------------------
Don G. Powell             Chairman                      2800 Post Oak Blvd.
                                                        Houston, TX 77056

Richard F. Powers, III    Chief Executive Officer       One Parkview Plaza
                                                        Oakbrook Terrace, IL 60181

John H. Zimmerman         President                     One Parkview Plaza
                                                        Oakbrook Terrace, IL 60181

Ronald A. Nyberg          Executive Vice President,     One Parkview Plaza
                          General Counsel               Oakbrook Terrace, IL 60181
                          & Assistant Secretary

William R. Rybak          Executive Vice President      One Parkview Plaza
                          & Chief Financial Officer     Oakbrook Terrace, IL 60181